EXHIBIT 99.1

WaMu Mortgage Pass-Through Certificates

Series 2005-AR3

Marketing Materials

$[718,125,000] (Approximate)

Washington Mutual Mortgage Securities Corp.
Depositor and Master Servicer

Washington Mutual Bank, FA
Servicer

WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information is furnished to you solely by WaMu Capital Corp., and not by the issuer of the securities or any of its affiliates.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet	Date Prepared: January 28, 2005

WaMu Mortgage Pass-Through Certificates, Series 2005-AR3
$[718,125,000] (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates
Adjustable Rate Residential Mortgage Loans

Class	Principal Amount (Approx.) (1)	WAL (Yrs) To Wtd Avg Roll/Mat(2)	Pmt Window (Mths) To Wtd Avg Roll/Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings [S&P/Fitch]
A-1	$[400,000,000]	2.59/3.33	1-59/1-360	Variable (3)	Senior	AAA/AAA
A-2	$[304,500,000]	2.59/3.33	1-59/1-360	Variable (3)	Senior	AAA/AAA
A-3	$[13,625,000]	2.59/3.33	1-59/1-360	Variable (3)	Senior Mezz	AAA/AAA
R	$100				Senior/Residual	AAA/AAA
B1	$[17,250,000]	Information Not Provided Hereby			Subordinate	AA/-
B2	$[5,250,000]				Subordinate	A/-
B3	$[3,375,000]				Subordinate	BBB/-
B4	$[2,625,000]	Privately Offered Certificates			Subordinate	BB/-
B5	$[1,875,000]				Subordinate	B/-
B6	$[1,499,900]				Subordinate	NR/-
Total:	$[750,000,000]

(1)     The Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)     WAL and Payment Window for the Class A Certificates are shown to the Weighted Average Roll Date (as described herein) and to Maturity.

(3)     For every Distribution Date, the Class A Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans.

WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information is furnished to you solely by WaMu Capital Corp., and not by the issuer of the securities or any of its affiliates.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor and Master Servicer:  Washington Mutual Mortgage Securities Corp. (“WMMSC”).

 Servicer:  Washington Mutual Bank, FA (“WMBFA”).

 Co-Lead Managers:  WaMu Capital Corp. and Bear, Stearns & Co. Inc.

 Trustee:  LaSalle Bank

 Rating Agencies:  [S&P and Fitch] will rate the Senior Certificates.  The Subordinate Certificates other than the Class B-6 Certificates will be rated by S&P only.  The Class B-6 Certificates will not be rated.  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

 Cut-off Date:  February 1, 2005.

 Expected Pricing Date:  On or about February [1], 2005.

 Closing Date:  On or about February 23, 2005.

 Distribution Date:  The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in March 2005.

 Servicing Fee:  [0.375]% per annum of the principal balance of each Mortgage Loans.

 Master Servicing Fee:  [0.050]% per annum of the principal balance of each Mortgage Loans.

 Certificates:  The “Senior Certificates” will consist of the Class A-1, Class A-2, and Class A-3 Certificates (the “Class A Certificates”), and the Class R Certificate. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class A Certificates (the “Offered Certificates”) are being offered publicly.

 Accrued Interest:  The Class A Certificates settle with accrued interest.  The price to be paid by investors for the Class A Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (22 days).

WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information is furnished to you solely by WaMu Capital Corp., and not by the issuer of the securities or any of its affiliates.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Interest Accrual Period:  The interest accrual period with respect to the Class A Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:  The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:  It is anticipated that the Class A Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:  The Class A Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:  The Senior Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:  The terms of the transaction allow for a termination of the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Weighted Average Roll Date:   The Distribution Date in [January 2010].

Pricing Prepayment Speed:  The Offered Certificates will be priced to a prepayment speed of [25]% CPR.

Mortgage Loans:  As of February 1, 2005, the aggregate principal balance of the mortgage loans described herein is approximately $[535,152,543] (the “Mortgage Loans”). The Mortgage Loans are non-convertible, adjustable rate One Year CMT or One Year LIBOR indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan (“5/1 ARM”).    Each Mortgage Loan has an original term to maturity of 30 years.  As of the Cut-off Date, approximately [94.54]% of the Mortgage Loans are scheduled to pay only interest for the first 5 years of its term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize the Mortgage Loan over its remaining 25 year term.  The Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached collateral descriptions for more information.

  On the Closing Date, the aggregate principal balance of the mortgage loans as of the Cut-off Date is expected to be approximately $[750,000,000], subject to an increase or decrease of up to 10%.  It is expected that the characteristics of the Mortgage Loans on the closing date will be substantially similar to the characteristics of the Mortgage Loans described herein.  The initial principal balance of any of the Offered Certificates on the Closing Date is subject to an increase or decrease of up to 10% from amounts shown on the front cover hereof.

WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information is furnished to you solely by WaMu Capital Corp., and not by the issuer of the securities or any of its affiliates.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement:  Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [4.25]% total subordination.

Shifting Interest:  Until the first Distribution Date occurring after [March 2012], the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:                                                 Unscheduled Principal Payments (%)

March 2005 – February 2012              0% Pro Rata Share
March 2012 – February 2013              30% Pro Rata Share
March 2013 – February 2014              40% Pro Rata Share
March 2014 – February 2015              60% Pro Rata Share
March 2015 – February 2016              80% Pro Rata Share
March 2016 and after                           100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in [March 2008], the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in [March 2008], the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information is furnished to you solely by WaMu Capital Corp., and not by the issuer of the securities or any of its affiliates.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Allocation of Realized Losses:  Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, pro rata to the Senior Certificates (other than the Class R Certificates) until each respective class principal balance has been reduced to zero, provided however, that the Class A2 Certificates’ pro rata allocation of realized losses will first be allocated to the A3 certificates until its class principal balance has been reduced to zero.

Certificates Priority of Distributions:  Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)          Senior Certificates, pro rata based on amounts due, accrued and unpaid interest, at the related Certificate Interest Rate;

2)          Class R Certificate, principal, until its balance is reduced to zero;

3)          To the Class A Certificates,  pro-rata, principal until their respective certificate principal balances are reduced to zero;

4)          Class B-1, Class B-2 and Class B-3 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

5)          Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

6)          Class R Certificate, any remaining amount.

WaMu Capital Corp.
A Washington Mutual, Inc. Company

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials are furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither WaMu Capital Corp. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities, discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Mortgage / CMO Trading Desk at (206) 554-2420.

Please be advised that the securities herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

WaMu Capital Corp.
A Washington Mutual, Inc. Company

The information contained herein has been prepared solely for the use of addressee and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Yield Tables (%)

Class A-1 to Weighted Average Roll Date

Price	0% CPR	10% CPR	15% CPR	25% CPR	30% CPR	40% CPR	50% CPR
100-16	4.525	4.473	4.441	4.366	4.321	4.214	4.078
WAL (yr)	4.91	3.81	3.34	2.59	2.28	1.76	1.37
MDUR (yr)	4.31	3.38	2.98	2.34	2.07	1.63	1.28
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	59	59	59	59	59	59	59

Class A-2 to Weighted Average Roll Date

Price	0% CPR	10% CPR	15% CPR	25% CPR	30% CPR	40% CPR	50% CPR
100-18	4.511	4.455	4.421	4.34	4.291	4.176	4.029
WAL (yr)	4.91	3.81	3.34	2.59	2.28	1.76	1.37
MDUR (yr)	4.31	3.38	2.98	2.34	2.07	1.63	1.28
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	59	59	59	59	59	59	59

Class A-3 to Weighted Average Roll Date

Price	0% CPR	10% CPR	15% CPR	25% CPR	30% CPR	40% CPR	50% CPR
100-01	4.634	4.611	4.598	4.566	4.547	4.501	4.443
WAL (yr)	4.91	3.81	3.34	2.59	2.28	1.76	1.37
MDUR (yr)	4.3	3.37	2.98	2.33	2.07	1.62	1.27
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	59	59	59	59	59	59	59

WaMu Capital Corp.
A Washington Mutual, Inc. Company

The information contained herein has been prepared solely for the use of addressee and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Yield Tables (%)

Class A-1 to Maturity

Price	0% CPR	10% CPR	15% CPR	25% CPR	30% CPR	40% CPR	50% CPR
100-16	4.998	4.799	4.703	4.525	4.441	4.276	4.106
WAL (yr)	20.23	7.80	5.57	3.33	2.71	1.90	1.41
MDUR (yr)	12.17	5.81	4.42	2.86	2.39	1.73	1.31
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	360	360	360	360	360	360	358

Class A-2 to Maturity

Price	0% CPR	10% CPR	15% CPR	25% CPR	30% CPR	40% CPR	50% CPR
100-18	4.993	4.788	4.689	4.504	4.415	4.24	4.058
WAL (yr)	20.23	7.80	5.57	3.33	2.71	1.90	1.41
MDUR (yr)	12.17	5.81	4.43	2.87	2.39	1.74	1.31
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	360	360	360	360	360	360	358

Class A-3 to Maturity

Price	0% CPR	10% CPR	15% CPR	25% CPR	30% CPR	40% CPR	50% CPR
100-01	5.036	4.879	4.809	4.689	4.637	4.545	4.462
WAL (yr)	20.23	7.80	5.57	3.33	2.71	1.90	1.41
MDUR (yr)	12.14	5.79	4.40	2.85	2.37	1.72	1.30
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	360	360	360	360	360	360	358

WaMu Capital Corp.
A Washington Mutual, Inc. Company

The information contained herein has been prepared solely for the use of addressee and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR3
Mortgage Loans
Preliminary Collateral Information As of 02/01/05

TOTAL CURRENT BALANCE:	$ 535,152,543
TOTAL ORIGINAL BALANCE:	$ 535,928,413

NUMBER OF LOANS:	851

			Minimum		Maximum
AVG CURRENT BALANCE:	$ 628,851		$ 90,000		$1,500,000
AVG ORIGINAL AMOUNT:	$ 629,763		$360,000		$1,500,000

WAVG GROSS COUPON:	5.091%		4.000%		5.875%
WAVG GROSS MARGIN:	2.669%		2.250%		2.750%
WAVG MAX INT RATE:	10.092%		9.000%		11.250%
WAVG PERIODIC RATE CAP:	2.000%		2.000%		2.000%
WAVG FIRST RATE CAP:	5.000%		5.000%		5.000%

WAVG ORIGINAL LTV:	67.13%		11.76%		90.00%

WAVG FICO SCORE:	741		622		826

WAVG ORIGINAL TERM:	360	months	360	months	360	months
WAVG REMAINING TERM:	359	months	352	months	360	months
WAVG SEASONING:	1	months	0	months	8	months

WAVG NEXT RATE RESET:	59	months	52	months	60	months
WAVG RATE ADJ FREQ:	12	months	12	months	12	months
WAVG FIRST RATE ADJ FREQ:	60	months	60	months	60	months

WAVG PREPAY OTERM:	30	months	12	months	36	months

TOP STATE CONC ($):	70.51% California, 5.45 % New York, 4.25 % Connecticut
MAXIMUM ZIP CODE CONC ($):	1.21% 95138

FIRST PAY DATE:			Jul 01, 2004		Mar 01, 2005
RATE CHG DATE:			Jun 01, 2009		Feb 01, 2010
MATURE DATE:			Jun 01, 2034		Feb 01, 2035

The information contained herein has been prepared solely for the use of addressee and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cut-off Date	the Cut-off Date
5/1 CMT	41	20,839,973	3.89
5/1 I/O CMT	665	428,196,272	80.01
5/1 I/O LIBOR	130	77,742,685	14.53
5/1 LIBOR	15	8,373,613	1.56
Total:	851	535,152,543	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
1 - 100,000	1	90,000	0.02
300,001 - 400,000	90	34,610,767	6.47
400,001 - 500,000	233	105,218,783	19.66
500,001 - 600,000	181	99,623,546	18.62
600,001 - 700,000	131	85,073,702	15.90
700,001 - 800,000	60	45,172,484	8.44
800,001 - 900,000	39	33,312,394	6.22
900,001 - 1,000,000	55	53,564,679	10.01
1,000,001 - 1,100,000	13	13,839,900	2.59
1,100,001 - 1,200,000	11	12,643,614	2.36
1,200,001 - 1,300,000	10	12,660,750	2.37
1,300,001 - 1,400,000	7	9,616,000	1.80
1,400,001 - 1,500,000	20	29,725,924	5.55
Total	851	535,152,543	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cut-off Date	the Cut-off Date
3.751 - 4.000	3	1,680,400	0.31
4.001 - 4.250	5	3,358,250	0.63
4.251 - 4.500	17	10,998,700	2.06
4.501 - 4.750	25	15,497,179	2.90
4.751 - 5.000	309	197,131,524	36.84
5.001 - 5.250	370	229,794,293	42.94
5.251 - 5.500	115	71,490,428	13.36
5.501 - 5.750	6	4,651,769	0.87
5.751 - 6.000	1	550,000	0.10
Total	851	535,152,543	100.00

The information contained herein has been prepared solely for the use of addressee and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cut-off Date	the Cut-off Date
2.001 - 2.250	144	85,467,398	15.97
2.251 - 2.500	1	648,900	0.12
2.501 - 2.750	706	449,036,244	83.91
Total	851	535,152,543	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
8.751 - 9.000	3	1,680,400	0.31
9.001 - 9.250	5	3,358,250	0.63
9.251 - 9.500	17	10,998,700	2.06
9.501 - 9.750	25	15,497,179	2.90
9.751 - 10.000	309	197,131,524	36.84
10.001 - 10.250	369	229,441,643	42.87
10.251 - 10.500	115	71,430,428	13.35
10.501 - 10.750	6	4,651,769	0.87
10.751 - 11.000	1	550,000	0.10
11.001 - 11.250	1	412,650	0.08
Total	851	535,152,543	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIODIC RATE CAP:	Mortgage Loans	the Cut-off Date	the Cut-off Date
2	851	535,152,543	100.00
Total	851	535,152,543	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE CAP:	Mortgage Loans	the Cut-off Date	the Cut-off Date
5	851	535,152,543	100.00
Total	851	535,152,543	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cut-off Date	the Cut-off Date
360	851	535,152,543	100.00
Total	851	535,152,543	100.00

The information contained herein has been prepared solely for the use of addressee and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cut-off Date	the Cut-off Date
349 - 360	851	535,152,543	100.00
Total	851	535,152,543	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cut-off Date	the Cut-off Date
<= 0	199	123,867,531	23.15
1 - 6	650	409,336,512	76.49
7 - 12	2	1,948,500	0.36
Total	851	535,152,543	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEXT RATE RESET:	Mortgage Loans	the Cut-off Date	the Cut-off Date
52	1	1,115,000	0.21
53	1	833,500	0.16
54	2	1,160,469	0.22
56	1	711,000	0.13
57	17	11,276,924	2.11
58	26	14,722,889	2.75
59	604	381,465,231	71.28
60	199	123,867,531	23.15
Total:	851	535,152,543	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE ADJ FREQ:	Mortgage Loans	the Cut-off Date	the Cut-off Date
12	851	535,152,543.00	100
Total	851	535,152,543.00	100

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE ADJ:	Mortgage Loans	the Cut-off Date	the Cut-off Date
60	851	535,152,543.00	100
Total	851	535,152,543.00	100

The information contained herein has been prepared solely for the use of addressee and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE CHANGE DATE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
06/01/2009	1	1,115,000	0.21
07/01/2009	1	833,500	0.16
08/01/2009	2	1,160,469	0.22
10/01/2009	1	711,000	0.13
11/01/2009	17	11,276,924	2.11
12/01/2009	26	14,722,889	2.75
01/01/2010	604	381,465,231	71.28
02/01/2010	199	123,867,531	23.15
Total	851	535,152,543	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cut-off Date	the Cut-off Date
<= 20.00	6	3,534,929	0.66
20.01 - 25.00	3	2,148,500	0.40
25.01 - 30.00	9	5,812,917	1.09
30.01 - 35.00	13	7,495,450	1.40
35.01 - 40.00	12	8,946,000	1.67
40.01 - 45.00	10	7,921,300	1.48
45.01 - 50.00	25	17,538,000	3.28
50.01 - 55.00	40	27,700,400	5.18
55.01 - 60.00	58	40,268,828	7.52
60.01 - 65.00	87	63,599,284	11.88
65.01 - 70.00	125	91,055,234	17.01
70.01 - 75.00	244	146,988,639	27.47
75.01 - 80.00	216	110,965,412	20.74
85.01 - 90.00	3	1,177,650	0.22
Total	851	535,152,543	100.00

The information contained herein has been prepared solely for the use of addressee and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
621 - 640	3	1,235,300	0.23
641 - 660	2	1,050,000	0.20
661 - 680	10	5,620,812	1.05
681 - 700	69	39,427,733	7.37
701 - 720	188	124,858,664	23.33
721 - 740	162	103,887,814	19.41
741 - 760	138	84,764,357	15.84
761 - 780	156	95,784,338	17.90
781 - 800	104	67,393,024	12.59
801 - 820	18	10,130,500	1.89
821 - 840	1	1,000,000	0.19
Total:	851	535,152,543	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Full Documentation	247	142,897,105	26.70
Reduced Documentation	604	392,255,437	73.30
Total	851	535,152,543	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO FLAG:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Fully Amortizing	56	29,213,586	5.46
Interest Only	795	505,938,957	94.54
Total	851	535,152,543	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Primary	807	509,420,214	95.19
Second Home	44	25,732,329	4.81
Total:	851	535,152,543	100.00

The information contained herein has been prepared solely for the use of addressee and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
2-4 Family	2	1,173,000	0.22
Condo	88	51,403,834	9.61
Co-op	8	5,063,295	0.95
Single Family	752	477,024,914	89.14
Townhouse	1	487,500	0.09
Total:	851	535,152,543	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Purchase	305	190,014,141	35.51
Refi - Cash Out	367	230,259,658	43.03
Refi - No Cash Out	179	114,878,744	21.47
Total	851	535,152,543	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term	Mortgage Loans	the Cut-off Date	the Cut-off Date
0	837	526,335,043	98.35
12	2	2,027,500	0.38
36	12	6,790,000	1.27
Total:	851	535,152,543	100.00

The information contained herein has been prepared solely for the use of addressee and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Cut-off Date	the Cut-off Date
AZ	15	11,206,900	2.09
CA	603	377,361,792	70.51
CO	16	10,321,900	1.93
CT	31	22,740,550	4.25
DC	2	993,750	0.19
FL	19	13,305,155	2.49
GA	2	1,337,000	0.25
ID	1	540,000	0.10
IL	16	9,324,800	1.74
IN	1	431,200	0.08
MA	13	7,165,279	1.34
MD	7	3,799,545	0.71
ME	2	1,384,000	0.26
MI	1	500,000	0.09
MN	2	1,093,600	0.20
MT	1	961,000	0.18
NJ	9	4,044,000	0.76
NV	9	4,840,800	0.90
NY	46	29,190,684	5.45
OR	1	851,250	0.16
PA	4	2,498,775	0.47
RI	2	1,943,900	0.36
TX	4	2,425,000	0.45
UT	5	3,254,413	0.61
VA	7	4,307,000	0.80
WA	32	19,330,250	3.61
Total:	851	535,152,543	100.00